United States
Securities and Exchange Commission
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
To Be Held On:
May 31, 2018 at 9:30 a.m. ET
at the Company's offices located at 1906 Towne Centre Blvd., Ste. 270, Annapolis, MD 21401

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 05/18/18.
Please visit http://www.astproxyportal.com/ast/18257, where the following materials are available for view:
•Notice of Annual Meeting of Stockholders
•Proxy Statement
•Form of Electronic Proxy Card
•Annual Report to Stockholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
EMAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1	The election as directors of the nominees listed below (except as marked to the contrary below).		2	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
	NOMINEES:	Jeffrey W. Eckel Rebecca B. Blalock Teresa M. Brenner Mark J. Cirilli Charles M. O’Neil Richard J. Osborne Steven G. Osgood	3
The advisory approval of the compensation of the Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this Proxy Statement.

			4	The transaction of any other business that may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES LISTED HEREIN AND “FOR” ITEMS 2 AND 3. THE PERSONS NAMED AS PROXIES WILL VOTE IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please note that you cannot use this notice to vote by mail.